UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mercantile Absolute Return Fund LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mercantile Absolute Return Fund LLC

June [  ], 2007

Dear Member:

On March 2, 2007, Mercantile Bankshares Corporation merged into and with The PNC Financial Services Group, Inc.  As a result of the merger, it is necessary for the members of Mercantile Absolute Return Fund LLC ( the “Fund”), to approve new investment management  agreements in order for Mercantile Capital Advisors, Inc. to continue to serve as investment manager to the Fund.

The following are important facts about the merger:

•  The merger had no effect on the value of your ownership interests.

•  The advisory fees applicable to your Fund have not increased.

•  The investment objective and polices of your Fund have not changed.

•  There were no changes to the officers and directors of the Fund as a result of the merger.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposal that requires member approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to your Fund.  The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

To vote, simply fill out the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope.

Your vote is very important to us.  Please be sure to cast your vote as soon as possible.  Even if you plan to attend the special member meeting, you can vote in advance using the proxy card.

Thank you for your response and for your continued investment with the Fund.

Respectfully,

Kevin A. McCreadie

President

Questions & Answers

Here is a brief overview of some matters affecting your Fund which require a member vote.  We encourage you to read the full text of the enclosed Proxy Statement, and to vote your ownership interests.

Q. Why am I receiving this proxy statement?

A.  On March 2, 2007, Mercantile Bankshares Corporation (“Mercantile Bankshares”) merged into and with The PNC Financial Services Group, Inc. (“PNC”).  PNC is one of the nation’s largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services.

As a result of the merger, it is necessary for the members of the Fund to approve new investment management agreements in order for Mercantile Capital Advisors, Inc. (“Mercantile”) to continue to serve as investment manager to the Fund.

In accordance with the Investment Company Act of 1940, as amended, which regulates investment companies in the United States such as your Fund, the investment management agreements with Mercantile terminated on the date of the merger.  While Mercantile has continued to provide investment advisory services to the Fund under interim investment management agreements approved by the Board of Directors, the Fund’s members must approve new investment management agreements in order for Mercantile to continue to serve as investment manager.  The enclosed Proxy Statement gives you additional information on PNC and the proposed new investment management agreements as well as certain other matters.  The Board of Directors, including those who are not affiliated with Mercantile Bankshares, Mercantile or PNC, recommend that you vote FOR the approval of the new investment management agreements.

Q. What will happen if members do not approve the new investment management agreements?

A.  If members do not approve the new investment management agreements, then the current interim investment management agreements will terminate and the Board of Directors will take such action as it deems to be in the best interests of the Fund, including selecting another investment manager.  This is discussed in more detail in the enclosed Proxy Statement.

Q.  How does the merger affect the Fund?

A.  Your Fund and its respective investment objective and policies have not changed.  You ownership interests in the Fund and the value of your investment did not change as a result of the merger.  The new investment management agreements contain substantially the same terms and conditions as the agreements in effect prior to the merger and are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rates be the same upon approval of the new investment management agreements?

A.  Yes.  The investment advisory fee rates under the new investment management agreements will be the same as the rates in effect prior to the merger.

Q.  What are the benefits of the merger?

A.  There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution that is PNC is one of the nation’s largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services.  At March 31, 2007, PNC’s consolidated total assets, deposits and shareholders’ equity were $122.6 billion, $77.4 billion and $14.7, respectively.  The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the merger brings.

Q.  How does the Fund’s Board of Directors recommend that I vote?

A.  After careful consideration, the members of the Board of Directors, including those Directors who are not affiliated with Mercantile, Mercantile Bankshares or PNC, recommend that you vote in favor of the new investment management agreements.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and legal costs associated with the merger?

A.  No. Mercantile has agreed to bear these costs.

Q.  How can I vote my ownership interests?

A.  Simply fill out the enclosed proxy card, be sure to sign and date it, and mail it using the enclosed postage-paid envelope.  You may also attend the special member meeting to vote.

MERCANTILE ABSOLUTE RETURN FUND LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

Notice is hereby given that a Special Meeting of Members (the “Meeting”) of Mercantile Absolute Return Fund LLC (the “Fund”), will be held at the offices of Mercantile Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201, on July 20, 2007, at 10:00 a.m., Eastern time, to consider the proposal below and to transact such other business, if any, as may properly come before the Meeting.

The Fund is a closed-end management investment company organized as a Delaware limited liability company.  The Fund operates as a feeder fund in a master-feeder fund arrangement with the Mercantile Absolute Return Master Fund LLC (the “Master Fund”).  The Master Fund is a closed-end management investment company organized as a Delaware limited liability company.  As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund.  Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund’s interests that it holds must be passed through to the Fund’s own members.  Therefore, as indicated below, you are being asked to vote on the following proposal that is applicable to both the Fund and the Master Fund:

Proposal 1	Approval of new investment management agreements with Mercantile Capital Advisors, Inc.

The Board of Directors of the Fund recommends that members vote FOR the proposal.

Holders of record of ownership interests of the Fund at the close of business on May 25, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.  A member is entitled to a number of votes equivalent to such member’s percentage of ownership as of the record date.  A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the record date.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those ownership interests affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST all the proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer E. Vollmer
Secretary

June [   ], 2007

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A Member may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Interests in person at that time, you will still be able to do so.

June [  ], 2007

MERCANTILE ABSOLUTE RETURN FUND LLC

Two Hopkins Plaza
Baltimore, Maryland 21201

PROXY STATEMENT

GENERAL

This Proxy Statement is solicited by the Board of Directors of Mercantile Absolute Return Fund LLC (the “Fund”) for voting at a Special Meeting of Members (the “Meeting”) to be held on July 20, 2007, at 10:00 a.m. Eastern time, at the offices of Mercantile Capital Advisors, Inc. (“Mercantile”), Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201.  As used in this Proxy Statement, the Fund’s ownership interests are referred to as “Interests.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to members on or about June [  ], 2007 or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Meeting, including any additional solicitation made by letter, telephone, facsimile or other electronic means, will be paid by Mercantile.  In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of Mercantile, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy is enclosed with respect to the Interests you own in the Fund.  If you return a properly executed proxy to the Fund, the Interests represented by it will be voted at the Meeting in accordance with the instructions thereon.  A member is entitled to a number of votes equivalent to such member’s percentage of ownership as of the record date.  A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the record date.  If you do not expect to be present at the Meeting and wish your Interests to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.

Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record.  If you need additional copies of this Proxy Statement, please contact the Fund at 1-800-239-0418.  If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-239-0418.

For a free copy of the Fund’s annual report dated March 31, 2007 and semi-annual report dated September 30, 2006 write the Fund at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-239-0418, or log-on to www.mercalts.com.

Master-Feeder Structure

The Fund is a closed-end management investment company, organized as a Delaware limited liability company. The Fund operates as a feeder fund in a master-feeder fund arrangement with the Mercantile Absolute Return Master Fund LLC (the “Master Fund”).  The Master Fund is a closed-end management investment company organized as a Delaware limited liability company.   As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund.  Mercantile serves as investment manager to the Fund and Master Fund.

Members of the Fund are being asked to approve the proposal described below for the Fund and the Master Fund.  As indicated above, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund.  Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”)  applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members.  Therefore, as discussed below, you are being asked to vote on the proposal set forth below that is applicable to both the Fund and the Master Fund.  The Fund will vote for or against the proposal relating to the Master Fund proportionately to the instructions received from members of the Fund.  The other feeder fund of the Master Fund will also vote in accordance instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund.

PROPOSAL 1:

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS
WITH MERCANTILE CAPITAL ADVISORS, INC.

The Board of Directors recommends that members of the Fund vote FOR the approval of the New Investment Management Agreements.

At the Meeting, members of the Fund will be asked to approve a new investment management agreement between the Master Fund and Mercantile and a new investment management agreement between the Fund and Mercantile.  The agreements operate as one and the approval of one is conditioned upon the approval of the other.  Both agreements contain substantially the same terms and conditions as the prior agreements and provide for the same services at the same fees as the prior agreements.  As more fully discussed below, approval of the new investment management agreements, is as a result of the Merger (as defined herein) pursuant to which Mercantile became an indirect subsidiary of The PNC Financial Services Group, Inc. (“PNC”).

Background

Prior to March 2, 2007, Mercantile served as the investment manager to the Master Fund pursuant to an investment management agreement between Mercantile and the Master Fund.  The assets of the Master Fund are actively managed and, in consideration of the services that Mercantile provided under a prior investment management agreement, the Master Fund paid Mercantile an asset-based fee.  As an investor in the Master Fund, the Fund bears its pro rata share of the asset-based fee.  In addition to the asset-based fee paid by the Master Fund, the Fund paid Mercantile a performance-based incentive fee pursuant to a prior investment management agreement between Mercantile and the Fund.  As used in this Proxy Statement, these agreements are collectively referred to as the “Prior Investment Management Agreements.”

Mercantile is a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company (“MSD&T”), which, in turn, was wholly-owned by Mercantile Bankshares Corporation (“Mercantile Bankshares”).  On March 2, 2007, Mercantile Bankshares merged into and with PNC.  The foregoing is referred to as the “Merger.”  As a result of the Merger, Mercantile is now indirectly wholly-owned by PNC.  In addition, it is currently contemplated that Mercantile’s direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank, National Association (“PNC Bank”) and Mercantile subsequently will be wholly-owned by PNC Bank.

The Merger resulted in an “assignment,” as that term is defined in the 1940 Act, of the Prior Investment Management Agreements.  As a result, the Prior Investment Management Agreements with Mercantile automatically terminated in accordance with their terms.

At a regular meeting held on February 15, 2007, the Directors of the Funds, including a majority of the Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”)), met in person and voted to approve interim investment management agreements between the Master Fund and Mercantile and the Fund and Mercantile, respectively (collectively, the “Interim Investment Management Agreements”) in order for Mercantile to continue to serve as the investment manager to the Master Fund and the Fund in the event that the Merger occurred.  At a regular meeting held on May 17, 2007, the Directors, including a majority of the Independent Directors, met in person and voted to approve  new investment management agreements between the Master Fund and Mercantile and the Fund and Mercantile, respectively (collectively, the “New Investment Management Agreements”), subject to approval by the Fund’s members.  The material terms of the New Investment Management Agreements are described in “The New Investment Management Agreements” below.  For information about the Board’s deliberations and the reasons for their recommendation, see “Board Approval and Recommendation” below.

The Interim Investment Management Agreements took effect on March 2, 2007 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Investment Management Agreements or July 29, 2007, whichever is sooner.

Under the Interim Investment Management Agreements, Mercantile provides investment advisory services to the Master Fund and the Fund on substantially the same terms and conditions as it did under the Prior Investment Management Agreements, except that as required by Rule 15a-4 under the 1940 Act, the compensation earned by Mercantile under the Interim Investment Management Agreements is being held in an interest bearing escrow account.  If a majority of the Fund’s outstanding voting securities approve the New Investment Management Agreements, then the amount in the escrow account (including any interest earned) will be paid to Mercantile.  If a majority of the Fund’s outstanding voting securities do not approve the New Investment Management Agreements, then Mercantile will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Investment Management Agreements (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account paid under the Interim Investment Management Agreements (plus interest earned).  Any remaining amounts in the escrow account will be returned to the Master Fund and the Fund, respectively.

If the Fund’s members do not approve the New Investment Management Agreements at the Meeting or at an adjournment of the Meeting, then Mercantile will no longer be the investment manager of the Master Fund and the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of the Master Fund’s investments as it deems appropriate and in the best interests of the Master Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Directors and Fund’s members.

Information about PNC and changes as a result of the Merger

Since the Merger, Mercantile has continued to offer the same investment advisory services that it offered prior to the Merger.  As a result of the Merger, Mercantile became a wholly-owned indirect subsidiary of PNC.  PNC is a publicly traded financial holding company. PNC is one of the nation’s largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services.  At March 31, 2007, PNC’s consolidated total assets, deposits and shareholders’ equity were $122.6 billion, $77.4 billion and $14.7 billion, respectively.

As proposed, Mercantile will, for the immediate future, remain a separate corporate entity indirectly wholly-owned by PNC and, subject to member approval, will continue to serve as the investment manager to the

Master Fund and the Fund under the New Investment Management Agreements.  It is currently contemplated that Mercantile’s direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank on or about September 15, 2007 and Mercantile subsequently will be wholly-owned by PNC Bank.

PNC and Mercantile have advised the Independent Directors that they believe that Mercantile, with combined resources of Mercantile and PNC Bank, will continue to provide services that will be equal to or better in scope and quality to those currently being provided by Mercantile to the Master Fund and the Fund. In addition, there have been no changes to the Officers and Directors of the Master Fund and the Fund as a result of the Merger.

Information about Mercantile

Mercantile is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Mercantile’s principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201.  Mercantile is a wholly-owned subsidiary of MSD&T which, in turn, is wholly-owned by PNC.  PNC is a financial holding company, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222.  As of May 31, 2007, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC.

As of May 31, 2007, Mercantile managed approximately $[  ] billion of investment company assets.

The following table sets forth the name, position and principal occupation of the chief executive officer and each director of Mercantile as of May 31, 2007.  Each individual’s address is Two Hopkins Plaza, Baltimore, Maryland 21201.

Name	Position with Mercantile	Principal Occupation
Kevin A. McCreadie	Director, President and Chairman	Chief Investment Officer of MSD&T Investment and Wealth Management Division and Chief Investment Officer of PNC Wealth Management
J. Marshall Reid	Director	President and Chief Operating Officer of MSD&T and Regional President of Greater Baltimore, PNC Bank
David L. Meyer	Director, Senior Vice President and Chief Operating Officer	Director, Chief Operating Officer of MSD&T Investment and Wealth Management Division and Deputy Chief Operating Officer of PNC Wealth Management

The following table sets forth the officers and directors of Mercantile who also serve as officers of the Master Fund and the Fund as of May 31, 2007.  Officers and directors of Mercantile who also serve as officers of the Master Fund and the Fund do not receive compensation from the Master Fund and the Fund for their services as officers of the Master Fund and the Fund.

Name	Position with the Funds	Position with Mercantile
Kevin A. McCreadie	President	Director, President and Chairman
David L. Meyer	Vice President	Director, Chief Operating Officer and Senior Vice President
Michael D. Daniels	Treasurer	Senior Vice President
Jennifer E. Vollmer	Secretary	Vice President and Secretary
Savonne L. Ferguson	Assistant Secretary	Assistant Vice President

Decatur H. Miller, a Director of the Master Fund and the Fund, serves as co-trustee of a trust of which MSD&T is also a co-trustee.  Any transactions by Directors involving securities of Mercantile or its parent companies since the beginning of the Master Fund’s and the Fund’s fiscal year ended March 31, 2007 did not exceed 1% of the outstanding securities of any class of such securities.

For the fiscal year ended March 31, 2007, the Master Fund paid Mercantile a management fee of $480,450.79, 1.25% of the Master Fund’s average daily net assets.  Prior to the master-feeder restructuring on July 1, 2006, the Fund paid Mercantile a management fee of $174,473.73, 1.25% of the Fund’s average daily net assets for the period April 1, 2006 through June 30, 2006.  For the fiscal year ended March 31, 2007, the Fund paid Mercantile $141,565.27 in incentive fees, net of contractual waivers.  Mercantile has entered into an expense limitation agreement with the Master Fund and the Fund whereby it has agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized ordinary operating expenses do not exceed 2.02%.  The expense limitation agreement will remain in effect through June 30, 2008 and may be renewed for additional periods.

Mercantile also serves as administrator to the Master Fund and the Fund.  For its services as administrator, the Master Fund pays Mercantile a fee at an annual rate of 0.20% of the Master Fund’s net assets and the Fund pays Mercantile a fee at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually.  For the fiscal year ended March 31, 2007, the Master Fund paid Mercantile $85,651.79, and the Fund paid Mercantile $27,815.08 net of contractual waivers.

There were no brokerage commissions paid by the Master Funds or the Fund to affiliated brokers of Mercantile for the fiscal year ended March 31, 2007.

The New Investment Management Agreements

The forms of the New Investment Management Agreements between the Master Fund and Mercantile and the Fund and Mercantile are attached hereto as Exhibit A and Exhibit B, respectively.  The material terms of the New Investment Management Agreements are described below.  The terms of the New Investment Management Agreements are substantially identical to the terms of the Prior Investment Management Agreements.

Mercantile’s Responsibilities.  Subject to the supervision of the Master Fund’s Board of Directors, Mercantile is responsible for formulating a continuing investment program for the Master Fund in accordance with the Master Fund’s investment objective and strategies set forth in the registration statement, to manage the investment and reinvestment of the assets of the Master Fund, to review, supervise and administer the investment program of the Master Fund, and to determine in its discretion the securities to be purchased or sold and the portion of the Master Fund’s assets to be held uninvested.  Mercantile will also furnish the Board of Directors with records and regular reports concerning its discharge of the foregoing responsibilities, reports on the assets of the Master Fund and performance of the Fund and Master Fund.

Retention of Sub-Advisory Services.  Mercantile is authorized to delegate any and all of its obligations to the Master Fund to qualified persons, subject to the approval of the Master Fund’s Board of Directors and in accordance with the requirements of the 1940 Act, provided that Mercantile reviews the activities of such delegatee to ensure compliance with the investment objective and strategies of the Master Fund and advises the Master Fund’s Board of Directors with respect to the performance and activities of the delegate.

Mercantile Expenses.  Mercantile will pay, at its own expense, the office space, furnishings and equipment, and the personnel required in the performance of its services to the Master Fund.

Compensation Paid to Mercantile.  In return for the services provided by Mercantile, the Master Fund pays Mercantile an annualized fee of 1.25% of the Master Fund’s asset, which is payable quarterly.  The Fund, as a feeder fund of the Master, bears a pro rata share of the asset-based management fee.  In addition, the Fund pays Mercantile, at the end of each fiscal year, a performance-based incentive fee equal to 10% of each member’s net profits for such incentive period in excess of such member’s loss carryforward amount, which commences at zero and is increased or reduced each inventive period by the net losses or net profits, respectively, allocated to a member’s capital account for such incentive period; provided however, that for any given incentive period, no incentive fee will be charged to any member unless the net profits applicable to such member exceed the “Benchmark Return” (as defined herein) for such incentive period, and further provided that the incentive fee will be charged only up to the extent that it does not reduce such member’s net profits below the amount of the

Benchmark Return.  As used herein, “Benchmark Return” is a non-cumulative return, determined from the first date of the fiscal year, except if a member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date.  The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last date of the four immediately preceding calendar quarters, as published by Bloomberg, L.P.

Liability of Mercantile.  Absence of willful misfeasance, bad faith, or gross negligence of its obligations to the Master Fund, Mercantile will not be liable to the Fund, the Master Fund or their members for any error of judgment, for any mistake of law or for any other act or omission in the course of, or connected with, the performance of services to the Master Fund.  The agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of Mercantile, or any partner, director, officer, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, Mercantile, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence of duty.

Termination of the Agreements.  The agreements may be terminated without penalty upon sixty (60) days’ written notice by either party, or by the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Mercantile.  The agreements automatically terminate in the event of their assignment.

The Prior Investment Management Agreements

The Prior Investment Management Agreements were dated June 30, 2006.   The Prior Investment Management Agreements were initially approved by the Board, including a majority of the Independent Directors, on November 17, 2005.

Board Approval and Recommendation

In reaching its decision to approve the Interim Investment Management Agreements, the Directors of the Master Fund and the Fund, including all of the Independent Directors, met at their regular meeting held on February 15, 2007 with senior Mercantile and PNC personnel to discuss the general terms of the proposed merger transaction, the general corporate structure of PNC, Mercantile’s views on the proposed merger transaction, and PNC’s general plans for operating Mercantile as part of its asset management business.

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, reviewed materials received from Mercantile and considered the presentations made by PNC and Mercantile.  In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.  The Directors considered whether the approval would be in the best interests of the Master Fund and the Fund, and their members, and took into account that the Interim Investment Management Agreements were identical in all material respects to the Prior Investment Management Agreements; that the advisory and incentive fees earned would be held in escrow pending approval of the New Investment Management Agreements; the material terms of the acquisition that would impact the Master Fund, the Fund or Mercantile, including PNC’s stated intentions regarding the extent of integration of Mercantile into the PNC organization; plans to retain key personnel of Mercantile; any contemplated changes to the structure of the Master Fund, the Fund or their Directors, officers, service providers, distribution channels or other operational matters; and that the Master Fund and the Fund would not bear any expenses related to the acquisition, including expenses related to the proxy statement and that the independence of the Master Fund’s and the Fund’s registered public accounting firm would not be compromised by the acquisition.

In reaching its decision to approve the New Investment Management Agreements, the Directors of the Master Fund and the Fund, including a majority of the Independent Directors, met at their regular meeting held on

May 17, 2007, and, with the assistance of independent legal counsel, considered their legal responsibilities and evaluated the New Investment Management Agreements in light of the related information they had requested and received from Mercantile.  The Directors reviewed these materials with the management of Mercantile, the Master Fund and the Fund; legal counsel to the Master Fund and the Fund; and independent legal counsel to the Directors.  The Directors also discussed the proposed approval with counsels in an executive session, at which no representatives of Mercantile were present.  The Directors considered whether such approval would be in the best interests of the Master Fund and the Fund and its members, focusing primarily on the nature and quality of the services provided by Mercantile and the overall fairness of the New Investment Management Agreements.  In their deliberations, the Directors did not rank the importance of any particular information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

The assets of the Master Fund are actively managed, and the Fund, as a feeder fund, seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund.  With respect to the nature, extent and quality of investment management services to be provided by the Manager under the Investment Management Agreement to the Master Fund, the Directors considered the experience and staffing of the personnel of Mercantile dedicated to performing services for the Master Fund.  The Directors noted that the Investment Management Agreement for the Master Fund authorizes Mercantile to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under Mercantile’s supervision, and that pursuant to such authority Mercantile had retained Ramius HVB Partners, LLC (“Ramius”) to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets.  The Directors also considered Mercantile’s procedures to oversee and monitor the investment activities of Ramius and Mercantile’s compliance program.  The Directors confirmed that there were no pending litigation or regulatory actions against Mercantile or PNC that would adversely affect or prohibit Mercantile’s services to the Master Fund and the Fund, that Mercantile, the Master Fund and the Fund had errors and omissions and fidelity bond insurance coverage and that the Directors are indemnified and insured with respect to the costs of any litigation or regulatory action arising in connection with the Merger.  The Directors also noted that the services provided by the Manager will be enhanced by the resources of the larger organization of Mercantile’s new parent company, PNC.  Based on this review, the Directors concluded that Mercantile had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors also considered the annualized returns of the Fund for the calendar year-to-date, one-year, three-year and since inception periods ended March 31, 2007 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio).  The comparative information showed that the Fund outperformed the annual returns of the HFRX Absolute Return Index and the Lehman Aggregate Bond Index for the calendar year-to-date, three-year and since inception periods, and the Directors concluded that the overall performance was satisfactory.  In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information with respect to the Fund at other regular Board meetings.

The Directors also assessed the asset-based management fee and performance-based incentive fee, together with the total expense ratios of the Master Fund and the Fund as compared to the fees and expenses of the peer group of investment companies with a similar investment strategies and structure that was based on publicly available sources and provided by Mercantile.  The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies.  The Directors noted that the fee structure contemplated in the New Investment Management Agreements provides for a performance-based incentive fee that increases Mercantile’s fee level when performance exceeds certain standards.  The Directors also considered that Mercantile has entered into an expense limitation agreement with respect to the Fund, whereby it agreed to waive and/or reimburse the Fund’s expenses to the ensure that the Fund’s annualized ordinary operating expenses do not exceed 2.02%, and that the expense limitation agreement remains in effect until June 30, 2008.  The Directors considered Mercantile’s profitability in providing services to the Master Fund and the Fund, taking into account the fees and other benefits realized by Mercantile or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by Mercantile in providing these services.  At the request of the Directors, Mercantile provided information concerning the profitability of Mercantile’s investment advisory activities for the twelve month period ended December 31, 2006 and the financial condition of PNC.  The Directors also reviewed the methods of allocation used by Mercantile in preparing the profitability analysis.  The Directors recognized that Mercantile should, in the abstract, be entitled to earn a reasonable level of profits for its services.  Based upon their review, the Directors concluded that they were satisfied that the profitability information provided by Mercantile did not suggest that Mercantile’s level of profitability from its relationship was excessive and that the asset-based management fee and performance-based incentive fee were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreements were reasonable and fair and that the approval of the New Investment Management Agreements was in the best interests of the Master Fund and Fund and its members.

Based on all of the foregoing, the Directors, including a majority of the Independent Directors, voted to approve the New Investment Management Agreements and to recommend that members vote FOR the approval of the New Investment Management Agreements.

ADDITIONAL INFORMATION

Voting Information

Echo Voting.  The Fund will cast all of its votes with respect to the Master Fund in the same proportion as the voting instructions of the Fund’s members.

Record Date.  Only members of record at the close of business on May 25, 2007 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment thereof.  Members who have tendered all or a portion of their Interests in the Fund before May 25, 2007, but before the next valuation date are still entitled to vote their Interests in the Fund.  On May 25, 2007 there were [                    ] Interests of the Fund outstanding.

Quorum.  In order to constitute a quorum for the transaction of business, the holders of at least a majority of all votes eligible to be cast at the Meeting must be present either in person or by proxy.  For purposes of determining the presence of a quorum, abstentions will be counted as present.  Broker “non-votes” (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Interests that are present at the Meeting but which have not been voted.  Accordingly, members are urged to forward their voting instructions promptly.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at a Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Interests affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Required Vote.  Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker “non-votes” will be treated as Interests that are present at the Meeting but which have not been voted.  Abstentions and broker “non-votes” will, therefore, have the effect of a “no” vote on the Proposal.

If a member wishes to attend the Meeting, the member may still submit the proxy card sent with this Proxy Statement.  Should members require additional information regarding the proxy or a replacement proxy card, call toll-free 1-800-239-0418.  Any proxy given by a member is revocable until voted at the Meeting.

Any member giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Mercantile Capital Advisors, Inc., at the address for the Funds shown at the beginning of this Proxy Statement), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal in the Proxy Statement.

Other Member Information.  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Under this definition, Mercantile’s parent company, MSD&T, may be deemed to be the beneficial owner of Interests in the Fund because MSD&T possesses sole or shared voting power, in a fiduciary or agent capacity for its customers.  As of the Record Date, MSD&T may vote up to [    ]% of the outstanding Interests in the Fund.  MSD&T does not, however, have any economic interest in these Interests, which are held solely for the benefit of its customers. MSD&T has advised the Fund that it intends to vote the Interests in the Fund over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

An affiliate of Mercantile, PNC Investment Corp. held [  ]% of the ownership interests in the Fund, as of the Record Date.  PNC Investment Corp. has advised the Fund that it intends to vote the Interests over which it has voting power FOR and AGAINST the proposal presented at the Meeting in the same proportion as the total votes that are cast FOR and AGAINST the proposal by other members of the Fund.

To the Fund’s knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Fund[, except as set forth below].

Principal Underwriter

Mercantile Investment Services, Inc. serves as the principal underwriter to the Fund and has principal offices located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Member Proposals for Subsequent Meetings

The Fund does not hold annual meetings of members except to the extent that such meetings may be required under the 1940 Act or state law.  Members who wish to submit proposals for inclusion in the Proxy Statement for a subsequent member meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

The Boards of Directors are not aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Dated:  June [  ], 2007

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this           day of                   , by and between Mercantile Absolute Return Master Fund LLC, a Delaware limited liability company (the “Company”), and Mercantile Capital Advisors, Inc., a Maryland corporation (the “Manager”).

1.             Duties of Manager.

(a)  The Company hereby appoints the Manager to act as investment manager to the Company, for the period and on the terms set forth in this Agreement, pursuant to the policies set forth in the Company’s registration statement, including the information therein incorporated by reference, filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), (File No. 811-21814) (the “Registration Statement”), and in the Company’s Limited Liability Company Agreement (the “LLC Agreement”), as the LLC Agreement may be amended from time to time with notice to the Manager. The Manager specifically acknowledges its obligations as set forth in the Registration Statement and the LLC Agreement, provided that the Manager shall not be obligated to follow any amendment to the policies to the Company or the LLC Agreement that increases its obligations, responsibilities or liabilities thereunder until it has received actual notice of such amendment and has agreed thereto in writing.  The Company employs the Manager to formulate a continuing investment program in accordance with the investment objective and strategies set forth in the Registration Statement and to manage the investment and reinvestment of the assets of the Company, to continuously review, supervise and administer the investment program of the Company, to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested, to provide the Company with records concerning the Manager’s activities which the Company is required to maintain and, upon request, to render regular reports to the Company’s officers and Board of Directors (the “Board”) concerning the Manager’s discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Manager is specifically authorized to (i) invest the Company’s assets (which may constitute, in the aggregate, all of the Company’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by investment managers (“Investment Managers”); (ii) invest the Company’s assets in separate investment vehicles for which the Investment Managers serve as general partners or managing members and in which the Company is the sole investor (also “Investment Funds”); and (iii) invest discrete portions of the Company’s assets with Investment Managers who are retained to manage the Company’s assets directly through separate managed accounts (Investment Managers who directly manage Investment Funds and managed accounts for which the Company is the sole investor are collectively referred to as “Sub-advisers”). The selection of Sub-advisers shall, however, be subject to the approval by the Board in accordance with requirements of the 1940 Act, and a vote of a majority of the outstanding voting securities of the Company, unless the Company acts in reliance on exemptive or other relief granted by the Securities and Exchange Commission from the provisions of the 1940 Act requiring such approval by security holders. The Manager shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Registration Statement, as the same may be amended or supplemented from time to time with notice to the Manager, and applicable laws and regulations.

(b)  Without limiting the foregoing, the Manager acknowledges its responsibility and agrees to conduct proper due diligence on the Investment Funds and Investment Managers as is required by its fiduciary role, including, without limitation, reviewing the valuation procedures of each Investment Fund and making a determination that such Investment Fund complies with the valuation procedures adopted by the Company.

(c)  The Manager accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(d)  The Manager is fully authorized to delegate any and all obligations under this Agreement to qualified third parties, provided (i) the Manager takes responsibility for the selection of such delegatee (subject to the approval of the Board and further in accordance with the requirements of the 1940 Act); (ii) the Manager reviews the activities of such delegatee to ensure compliance with the investment objective and strategies of the Company, as set forth in the Registration Statement; and (iii) the Manager updates the Board with respect to the performance and activities of the delegatee, and makes recommendations whether or not to terminate such delegatee to the Board.

2.                                       Portfolio Transactions.

(a)  To the extent applicable, the Manager is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

(b)  The Manager will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

3.             Compensation of the Manager.

(a)  For the services to be rendered by the Manager as provided in Section 1 of this Agreement, the Company shall pay the Manager, pursuant to the LLC Agreement, at the end of each quarter a management fee (the “Management Fee”).  The Management Fee received by the Manager from the Company is equal to 0.3125% (approximately 1.25% on an annualized basis) of the Company’s net assets.  The Management Fee will be computed based on the capital account of each member of the Company as of the end of business on the last business day of each quarter in the manner set out in the LLC Agreement.

(b)  The Management Fee provided above shall be computed on the basis of the period ending on the last business day prior to the termination or redemption date subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

4.             Other Services.

It is understood by both parties that the Manager will also be retained to serve in other capacities for the Company, through separate contracts, and shall be compensated for such additional services in accordance with the terms set forth thereunder.  Such other responsibilities may include, but are not limited to, serving in a management role pursuant to the LLC Agreement and serving as Administrator pursuant to the Administrative Services Agreement.

5.                                       Reports.

The parties agree to furnish to each other current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

The Manager shall submit and present to the Board reports of the assets of the Company, the value of such assets, and the performance of the Investment Funds on a quarterly basis.  All investment information supplied by the Manager to the Board is confidential and is to be used by the Company for internal purposes only.  Upon termination of this Agreement, the Manager shall promptly, upon demand, return to the Company all records (or copies of such records) that the Company reasonably believes are necessary in order to discharge the Manager’s responsibilities to the Company.

6.             Status of Manager.

The services of the Manager to the Company are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

7.             Liability of Manager.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, in performance of its obligations and duties hereunder, the Manager shall not be subject to any liability whatsoever to the Company, or to any member of the Company (each, a “Member,” and collectively, the “Members”) for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company.

8.             Indemnification.

(a)  To the fullest extent permitted by law, the Company shall, subject to Section 8(c), indemnify the Manager (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Manager to the Company, or the past or present performance of services to the Company in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 8.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Company who are not “interested persons” (as that term is defined in the 1940 Act) of the Company (“Independent Directors”) (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence of the indemnitee’s office, indemnification shall be provided in accordance with Section 8(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 8 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8 it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section 8 the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 8. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8 shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8 or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 8 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Manager or any indemnitee.

9.             Duration and Termination.

This Agreement will become effective as of the date first written above and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company; provided however, that if the Members of the Company fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Manager.  This Agreement may be terminated by the Manager at any time, without the payment of any penalty, upon 90 days’ written notice to the Company.  This Agreement will automatically and immediately terminate in the event of its assignment by the Manager, provided that an assignment to a successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement.

10.           Definitions.

As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

11.           Amendment of Agreement.

This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company.

12.           Severability.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.           Applicable Law.

This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

14.           Notices.

Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

15.           Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.           Form ADV; Company Changes.

The Company acknowledges receiving Part II of the Manager’s Form ADV.

17.           Company Obligations.

The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

MERCANTILE CAPITAL ADVISORS, INC.

Name:

Title:

MERCANTILE ABSOLUTE RETURN MASTER FUND LLC

Name:

Title:

EXHIBIT B

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this            day of                   , by and between Mercantile Absolute Return Fund LLC, a Delaware limited liability company (the “Company”), and Mercantile Capital Advisors, Inc., a Maryland corporation (the “Manager”).

1.                                       Duties and Compensation of the Manager.

For the services to be rendered by the Manager to Mercantile Absolute Return Master Fund LLC (the “Master Fund”) as provided in the Investment Management Agreement between the Master Fund and the Manager (the “Master Fund Investment Management Agreement”), the Company, which invests substantially all of its investable assets into the Master Fund and therefore directly benefits from the Manager’s services, shall pay to the Manager an amount equal to 10% of the net profits of each member of the Company (each, a “Member” and collectively, the “Members”) in excess of the Loss Carryforward Amount and Benchmark Return (as defined in the Company’s Limited Liability Company Agreement, the “Incentive Fee”).  The Incentive Fee shall be due and payable by the Company at the end of each fiscal year.

2.                                       Other Services.

It is understood by both parties that the Manager will also be retained to serve in capacities for the Company and the Master Fund, other than in its capacity as investment manager to the Master Fund, through separate contracts, and shall be compensated for such additional services in accordance with the terms set forth thereunder.  Such other responsibilities may include, but are not limited to, serving as Administrator pursuant to an Administrative Services Agreement.

3.             Reports.

The parties agree to furnish to each other current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

The Manager shall submit and present to the Board of Directors of the Company (the “Board”) reports of the assets of the Company and the Master Fund, the value of such assets, and the performance of the investment funds in which the Master Fund invests its assets, on a quarterly basis.  All investment information supplied by the Manager to the Board is confidential and is to be used by the Company for internal purposes only.  Upon termination of this Agreement, the Manager shall promptly, upon demand, return to the Company all records (or copies of such records) that the Company reasonably believes are necessary in order to discharge the Manager’s responsibilities to the Company.

4.             Liability of Manager.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, in performance of its obligations and duties hereunder and under the Master Fund Investment Management Agreement, the Manager shall not be subject to any liability whatsoever to the Company, or to any Member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder and under the Master Fund Investment Management Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Master Fund.

5.             Indemnification.

(a)  To the fullest extent permitted by law, the Company shall, subject to Section 5(c), indemnify the Manager (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Manager to the Master Fund, or the past or present performance of services to the Company or the Master Fund in accordance herewith and with the Master Fund Investment Management Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 5 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 5.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 5(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Company who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (“Independent Directors”) (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement or the Master Fund Investment Management Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence of the indemnitee’s office, indemnification shall be provided in accordance with Section 5(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement or the Master Fund Investment Management Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 5 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 5 it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section 5 the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 5. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 5, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 5 shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 5 or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 5 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 5 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Manager or any indemnitee.

6.             Duration and Termination.

This Agreement will become effective as of the date first written above and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company; provided however, that if the Members of the Company fail to approve the Agreement as provided herein, the Manager may continue to serve in its capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Manager.  This Agreement may be terminated by the Manager at any time, without the payment of any penalty, upon 90 days’ written notice to the Company.  This Agreement will automatically and immediately terminate in the event of its assignment by the Manager, provided that an assignment to a successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement.

7.             Definitions.

As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

8.             Amendment of Agreement.

This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company.

9.             Severability.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.           Applicable Law.

This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11.           Notices.

Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

12.           Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.           Form ADV; Company Changes.

The Company acknowledges receiving Part II of the Manager’s Form ADV.

14.           Company Obligations.

The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

MERCANTILE CAPITAL ADVISORS, INC.

Name:

Title:

MERCANTILE ABSOLUTE RETURN FUND LLC

Name:

Title:

PROXY

Carefully fold & detach along perforation

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MERCANTILE ABSOLUTE RETURN FUND LLC

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Absolute Return Fund LLC (the “Fund”) for use at a Special Meeting (the “Meeting”) of Members to be held on July 20, 2007, at 10:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company’s investment manager, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201.

The undersigned hereby appoints David L. Meyer and Kevin A. McCreadie, jointly and severally, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below all, Interests in the Fund held of record by the undersigned on May 25, 2007, at the above-stated Meeting and at all adjournments or postponements thereof, with all powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to such the Interests in the Fund covered hereby.  The undersigned acknowledges receipt of the Notice of the Special Meeting of Members and the Proxy Statement dated June [  ], 2008.

		FOR	AGAINST	ABSTAIN

Proposal 1:	Approval of new investment management agreements with Mercantile Capital Advisors, Inc.	☐	☐	☐

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Date	Signature

Date	Signature (Joint Owners)

Please sign exactly as name appears hereon.  When Interests in the Fund are held by joint tenants, both tenants should sign.  When signing as an attorney, executor, administrator, trustee or guardian please give full name and title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.